UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2008

MEDICAL SOLUTIONS MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	0-27084	86-0214815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Cedar Hill Street

Marlboro, Massachusetts 01752

(Address of principal executive offices) (Zip Code)

(508) 597-6300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On July 25, 2008, Medical Solutions Management Inc., a Nevada corporation (the “Company”), Andover Medical, Inc., a Delaware corporation (“Andover”) and Certified Diabetics Services, Inc., a Delaware corporation (“CDIP”) entered into an Asset Purchase Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which the Company will acquire substantially all of the assets of Andover and CDIP, including Andover’s and CDIP’s subsidiaries. Andover and CDIP are collectively referred to herein as the “Target Companies.”

Pursuant to the Reorganization Agreement, the Company will acquire the following subsidiaries of the Target Companies: (i) Certified Diabetic Supplies, Inc., (ii) CDS Health Management, Inc., (iii) CDS Medical Supplies, Inc., (iv) CDS Pharmacies, Inc., (v) Diabetic Plus, Inc., (vi) Ortho-Medical Products, Inc. and (vii) Rainier Surgical Incorporated.

The Reorganization Agreement provides that in exchange for substantially all of the assets of the Target Companies, including all of the capital stock of the above referenced subsidiaries, the Target Companies’ shareholders will receive shares of the Company’s common stock and preferred stock, as described below. As a result, the percentage of beneficial ownership of the Company common stock owned by each of the parties shall be as follows: (i) CDIP shareholders will own forty-five (45%) percent of the outstanding Company common stock, (ii) existing Company shareholders will own twenty (20%) percent of the outstanding Company common stock, and (iii) Andover shareholders will own thirty-five (35%) percent of the outstanding Company common stock (in each case, calculated on an as-converted basis, inclusive of common stock, preferred stock and convertible debentures, but exclusive of options and warrants which will be assumed by the Company). An additional eight (8%) percent of the issued and outstanding shares of common stock of the Company (calculated on the date of the closing of the transactions under the Reorganization Agreement (the “Closing Date”) in the same manner as set forth in the prior sentence) shall be placed in escrow to be issued to the former common and preferred shareholders of Andover and CDIP following the Closing Date based upon the respective performances of Andover and CDIP in achieving revenue and earnings targets during the fiscal year ended December 31, 2008.

The closing of the proposed transactions is conditioned upon and subject to respective shareholder approval, the effectiveness of a registration statement covering the shares of the Company common stock and preferred stock to be issued to the shareholders of the Target Companies, as well as shares of the Company common stock issuable upon the exercise of new warrants to be issued by the Company to former warrant holders of the Target Companies, all third-party consents and waivers being obtained, no material adverse change having occurred with respect to any of the three parties to the Reorganization Agreement, and other customary closing conditions.

The Reorganization Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

This Current Report on Form 8-K does not constitute an offer of any securities for sale and is not being used for the purpose of conditioning the market in the United States for any securities to be offered.

THE INFORMATION IN THIS CURRENT REPORT ON FORM 8-K IS NOT COMPLETE AND MAY CHANGE. MEDICAL SOLUTIONS MANAGEMENT INC. MAY NOT SELL THE SECURITIES REFERENCED HEREIN UNTIL A REGISTRATION STATEMENT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND DECLARED EFFECTIVE. THIS FORM 8-K IS NOT AND SHALL NOT BE DEEMED TO BE AN OFFER TO SELL ANY SECURITIES OF MEDICAL SOLUTIONS MANAGEMENT INC. AND MEDICAL SOLUTIONS MANAGEMENT

INC. IS NOT SOLICITING AN OFFER TO BUY ANY SUCH SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

On July 30, 2008, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Vicis Capital Master Fund, a sub-trust of Vicis Capital Series Master Trust, a unit trust organized and existing under the laws of the Cayman Islands (“Vicis”), one of the Company’s largest stockholders. In connection with the Purchase Agreement, the Company entered into a side letter agreement (the “Side Letter”) with Vicis and Midtown Partners & Co. LLC, a Florida limited liability company (“Midtown”) with respect to the issuance of the Vicis Warrants and Broker Dealer Warrant (as defined below).

Pursuant to the Purchase Agreement, Vicis purchased 300,000 shares of Series D Convertible Preferred Stock of the Company, par value $0.0001 per share (“Series D Preferred Stock”), convertible into 30,000,000 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”) for a cash purchase price of $3,000,000 and Vicis tendered, delivered and forgave certain Existing Debts (as defined in the Purchase Agreement) to the Company, in exchange for 498,906 shares of Series D Preferred Stock, convertible into 49,890,600 shares of Common Stock.

Pursuant to the terms of the Purchase Agreement, in consideration of Vicis’ purchase of Series D Preferred Stock and the tendering, delivering and forgiving of the Existing Debts, the Company agreed with the Purchaser to issue, upon the filing and effectiveness of an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, with the Nevada Secretary of State to, among other things, increase the number of authorized but unissued shares of Common Stock from 200,000,000 to 2,175,000,000 shares (such amendment, the “Charter Amendment”), a common stock purchase warrant exercisable for 90,000,000 shares of Common Stock, with an exercise price equal to $0.10 and a term of exercise of five (5) years, and a common stock purchase warrant exercisable for 149,671,846 shares of Common Stock, with an exercise price equal to $0.10 and a term of exercise of five (5) years (such warrants, the “Vicis Warrants”). In addition, pursuant to the Side Letter and a certain Placement Agent Agreement dated June 19, 2008 by and between the Company and Midtown, upon the effectiveness of the Charter Amendment, the Company will issue to Midtown a common stock purchase warrant exercisable for 2,400,000 shares of Common Stock, with an exercise price equal to $0.10 and a term of exercise of three (3) years, and a common stock purchase warrant for 7,200,000 shares of Common Stock , with an exercise price equal to $0.10 and a term of exercise of five (5) years (such warrants, the “Broker Dealer Warrants”).

The Purchase Agreement and Side Letter are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference in their entirety.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this report are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company and the other parties described herein to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors which, could impact the Company and the forward-looking statements contained herein are included in the Company’s periodic reports and other filings filed with the SEC. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Purchase Agreement, Side Letter, and the issuance of the Series D Preferred Stock, Vicis Warrants and Broker Dealer Warrants is hereby incorporated by reference in its entirety into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
10.1	Asset Purchase Agreement and Plan of Reorganization dated as of July 25, 2008 by and among Medical Solutions Management Inc., Andover Medical, Inc. and Certified Diabetic Services, Inc.

10.2	Securities Purchase Agreement dated as of July 30, 2008 by and between Medical Solutions Management Inc. and Vicis Capital Master Fund

10.3	Side Letter Agreement dated as of July 30, 2008 by and among Medical Solutions Management Inc., Vicis Capital Master Fund and Midtown Capital Partners and Co. LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2008

MEDICAL SOLUTIONS MANAGEMENT INC.

By:	/s/ Lowell M. Fisher Jr.
Name:	Lowell M. Fisher Jr.
Title:	President and Interim Chief Executive Officer

EXHIBIT LIST

Exhibit	Description
10.1	Asset Purchase Agreement and Plan of Reorganization dated as of July 25, 2008 by and among Medical Solutions Management Inc., Andover Medical, Inc. and Certified Diabetic Services, Inc.

10.2	Securities Purchase Agreement dated as of July 30, 2008 by and between Medical Solutions Management Inc. and Vicis Capital Master Fund

10.3	Side Letter Agreement dated as of July 30, 2008 by and among Medical Solutions Management Inc., Vicis Capital Master Fund and Midtown Capital Partners and Co. LLC